Exhibit (k)(3)

FORM OF
                                   APPENDIX I

Trusts                     Funds                                                      Custodian   Type of Fund
------                     -----                                                      ---------   ------------
Columbia Funds Trust I     Columbia High Yield Opportunity Fund                       SSB         Fixed Income
                           Columbia Strategic Income Fund                             SSB         Fixed Income
                           Columbia Tax-Managed Growth Fund                           SSB         Equity
                           Columbia Tax-Managed Value Fund                            SSB         Equity
                           Columbia Tax-Managed Growth Fund II                        SSB         Equity
                           Columbia Tax-Managed Aggressive Growth Fund                SSB         Equity

Columbia Funds Trust II    Columbia Money Market Fund                                 SSB         Money Market
                           Columbia Newport Japan Opportunities Fund                  SSB         Equity
                           Columbia Newport Greater China Fund                        SSB         Equity

Columbia Funds Trust III   Columbia Mid Cap Value Fund                                SSB         Equity
                           Columbia Liberty Fund                                      SSB         Equity
                           Columbia Federal Securities Fund                           SSB         Fixed Income
                           Columbia Global Equity Fund                                SSB         Equity
                           Columbia Contrarian Income Fund                            SSB         Fixed Income
                           *Columbia Intermediate Government Income Fund              SSB         Fixed Income
                           *Columbia Quality Plus Bond Fund                           SSB         Fixed Income
                           *Columbia Corporate Bond Fund                              SSB         Fixed Income

Columbia Funds Trust IV    Columbia Tax-Exempt Fund                                   SSB         Fixed Income
                           Columbia Tax-Exempt Insured Fund                           SSB         Fixed Income
                           Columbia Municipal Money Market Fund                       SSB         Money Market
                           Columbia Utilities Fund                                    SSB         Equity

Columbia Funds Trust V     Columbia Massachusetts Tax-Exempt Fund                     SSB         Fixed Income
                           Columbia New York Tax-Exempt Fund                          SSB         Fixed Income
                           Columbia California Tax-Exempt Fund                        SSB         Fixed Income
                           Columbia Connecticut Tax-Exempt Fund                       SSB         Fixed Income
                           *Columbia Intermediate Tax-Exempt Bond Fund                SSB         Fixed Income
                           *Columbia Massachusetts Intermediate Municipal Bond Fund   SSB         Fixed Income
                           *Columbia Connecticut Intermediate Municipal Bond Fund     SSB         Fixed Income
                           *Columbia New Jersey Intermediate Municipal Bond Fund      SSB         Fixed Income
                           *Columbia New York Intermediate Municipal Bond Fund        SSB         Fixed Income
                           *Columbia Rhode Island Intermediate Municipal Bond Fund    SSB         Fixed Income
                           *Columbia Florida Intermediate Municipal Bond Fund         SSB         Fixed Income
                           *Columbia Pennsylvania Intermediate Municipal Bond Fund    SSB         Fixed Income
                           *Columbia Large Company Index Fund                         SSB         Equity
                           *Columbia U.S. Treasury Index Fund                         SSB         Fixed Income
                           *Columbia Small Company Index Fund                         SSB         Equity

Columbia Funds Trust VI    Columbia Growth & Income Fund                              SSB         Equity
                           Columbia Small Cap Value Fund                              SSB         Equity
                           Columbia Newport Asia Pacific Fund                         SSB         Equity

Columbia Funds Trust VII   Columbia Newport Tiger Fund                                SSB         Equity
                           Columbia Europe Fund                                       SSB         Equity

Columbia Floating Rate                                                                SSB         Fixed Income
   Advantage Fund

SSB = State Street Bank and Trust Company

                                      B-1